                                                        EXHIBIT 4.7





                                MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                                              FILED
 AUG 29 1997
                                                       SEP 02 1997

                                                       Administrator
                                           MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                                         CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

Name     Barbara J. Kovach, Esq.
         Compuware Corporation

Address
         31440 Northwestern Highway

City               State            ZIP Code
Farmington Hills      Michigan      48334-2564                     EFFECTIVE DATE:

DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE


                                     CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                                                 FOR USE BY DOMESTIC CORPORATIONS
                                      (Please read information and instructions on last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Act of 1982
                     (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.      The present name of the corporation is:          COMPUWARE CORPORATION

2.      The corporation identification number (CID) assigned by the Bureau is:    0 0 8 - 3 7 5

3.      The location of its registered office is:
        31440 Northwestern Highway                                 Farmington Hills    ,  Michigan                48334-2564
        --------------------------------------------------------------------------------                    ------------------------
        (Street Address)                                              (City)                                      (ZIP Code)

4.      Article          III            of the Articles of Incorporation is hereby amended to read as follows:
                ----------------------
        The total authorized capital stock is:

        1.      Common Shares      400,000,000          $.01 Par Value.
                Preferred Shares  5,000,000 Class A,  No Par Value.

        [The remaining paragraphs of Articles III are unchanged.]


SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES, OTHERWISE, COMPLETE SECTION (b)

a. / / The foregoing amendment to the Articles of Incorporation was duly adopted on the ______ day of _______, 19 ___, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

        Signed this _____ day of ______________________, 19 ______.

__________________________________________    __________________________________
               (Signature)                                   (Signature)

__________________________________________    __________________________________
           (Type or Print Name)                         (Type or Print Name)

__________________________________________    __________________________________
               (Signature)                                   (Signature)

__________________________________________    __________________________________
           (Type or Print Name)                         (Type or Print Name)




b. / / The foregoing amendment to the Articles of Incorporation was duly adopted on the 26th day of August, 1997. The amendment: (check one of the following)

        /X/ was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

        / / was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

        / / was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) of the Act if a nonprofit corporation, and Section 407 (1) of the Act if a profit corporation. Written notice to shareholders or member who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

        / / was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act if a non-profit corporation, and Section 407 (2) of the Act if a profit corporation.

                                        Signed this 27th day of August, 1997

                                        By /s/ Thomas Costello, Jr.
                                           -------------------------------------
                                        (Only signature of: President,
                                         Vice-President, Chairperson and
                                         Vice-Chairperson)

                                Thomas Costello, Jr.   Vice President/Secretary
                                -----------------------------------------------
                                 (Type or Print Name)    (Type or Print Title)



SEAL APPEARS ONLY ON ORIGINAL